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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 14, 2000
                Date of report (Date of earliest event reported)


                       BIG BUCK BREWERY & STEAKHOUSE, INC.
               (Exact Name of Registrant as Specified in Charter)



          MICHIGAN                  0-20845                  38-3196031
(State or Other Jurisdiction      (Commission              (IRS Employer
      of Incorporation)           File Number)         Identification Number)


               550 SOUTH WISCONSIN STREET, GAYLORD, MICHIGAN 49734 (Address of Principal Executive Offices, Including Zip Code)


                                 (517) 731-0401
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5     OTHER EVENTS

           Big Buck Brewery & Steakhouse, Inc. (the "Company") filed an amendment to its Restated Articles of Incorporation with the Michigan Department of Consumer and Industry Services on November 30, 2000. The amendment deleted certain provisions regarding share ownership as required by the Company's contractual commitment to Wayne County Employees' Retirement System. The amendment was approved by the Company's shareholders at the Annual Meeting of Shareholders held on November 14, 2000.

ITEM 7     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c)    Exhibits

                  3.1  -  Restated Articles of Incorporation, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on December 11, 2000.


                           BIG BUCK BREWERY & STEAKHOUSE, INC.



                           By:   /s/ Anthony P. Dombrowski
                               -------------------------------
                                     Anthony P. Dombrowski
                                     Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------

3.1               Restated Articles of Incorporation, as amended.